UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 27, 2007

STEWARDSHIP FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

New Jersey	0-21855	22-3351447
(State or other jurisdiction	Commission File	(IRS Employer
of incorporation)	Number	Identification No.)

630 Godwin Avenue, Midland Park, NJ  07432
(Address of principal executive offices) (Zip Code)

(201) 444-7100
Registrant's telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 27, 2007, in response to new NASDAQ listing requirements that mandate that all NASDAQ listed companies become eligible to participate in the “Direct Registration System” for their outstanding securities, the Board of Directors of Stewardship Financial Corporation (the “Company”) adopted a resolution which amends Article V, Section 5.1 of the Bylaws of the Company, to provide that shares of stock of the Company may be issued and held in either certificated or uncertificated form.

A copy of the Amendment to the Bylaws of the Company adopted by the Board on December 27, 2007 is attached hereto as Exhibit 3.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

3.1   Amendment to the Bylaws of the Company

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:	December 27, 2007	Stewardship Financial Corporation

/s/ Julie E. Holland
Julie E. Holland
Sr. Vice President and Treasurer